Exhibit 10.1

[MODUSLINK LOGO APPEARS HERE]

Corporate Offices

1100 Winter Street

Suite 4600

Waltham, MA 02451

United States

Tel: 781.663.5000

Fax: 781.663.5100

Via Facsimile (+65-6885-9401) and Email

February 15, 2007

Mr. William R. McLennan

c/o ModusLink PTE LTD

51 Ubi Avenue 3

Singapore 408858

Dear Bill:

This letter confirms our mutual agreement to extend you expatriate assignment in Singapore, which would otherwise expire on April 1, 2007, for an additional 24 months. Your assignment will now expire on April 1, 2009, but may be extended upon mutual agreement, and may be terminated at management’s sole discretion. The Letter of Understanding dated March 10, 2005 (other than your base salary, which has been adjusted from time to time) will continue to govern the terms of your assignment.

Bill, I appreciate the fine job you are doing as ModusLink’s President, International Business Unit, and look forward to your continued contributions to the company.

Very truly yours,

/s/ Joseph C. Lawler

Joseph C. Lawler

Agreed and Acknowledged:

/s/ William R. McLennan

William R. McLennan

2/19/07

Date

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